UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Semiannual Report
to Shareholders

DWS Enhanced
S&P 500 Index Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. At times, market conditions might make it hard to value. Some investments, and the fund, may use certain value methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2007 are 1.32%, 2.07%, 2.02% and 1.77% for Class A, Class B, Class C and R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and Life of Fund periods for Class A, B and C shares, and for the 3-year, 5-year and Life of Fund periods for Class R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on July 2, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Enhanced S&P 500 Index Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS Enhanced S&P 500 Index Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.14%	13.91%	11.25%	10.84%	3.03%
Class B	4.87%	13.18%	10.44%	9.99%	2.25%
Class C	4.86%	13.16%	10.49%	10.02%	2.25%
Class R	5.05%	13.54%	10.97%	10.58%	2.79%
S&P 500® Index+	5.70%	15.13%	12.16%	12.00%	3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/07	$ 14.06	$ 13.74	$ 13.77	$ 13.88
2/28/07	$ 13.79	$ 13.52	$ 13.55	$ 13.64
Distribution Information: Six Months as of 8/31/07: Capital Gain Distributions	$ .45	$ .45	$ .45	$ .45
Class A Lipper Rankings — Large Cap Core Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	425	of	814	53
3-Year	347	of	674	52
5-Year	246	of	564	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced S&P 500 Index Fund — Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,736	$12,978	$15,767	$12,074
	Average annual total return	7.36%	9.08%	9.53%	2.30%
Class B	Growth of $10,000	$11,018	$13,270	$16,000	$12,025
	Average annual total return	10.18%	9.89%	9.86%	2.25%
Class C	Growth of $10,000	$11,316	$13,487	$16,122	$12,031
	Average annual total return	13.16%	10.49%	10.02%	2.25%
Class R	Growth of $10,000	$11,354	$13,664	$16,531	$12,563
	Average annual total return	13.54%	10.97%	10.58%	2.79%
S&P 500 Index+	Growth of $10,000	$11,513	$14,110	$17,624	$12,934
	Average annual total return	15.13%	12.16%	12.00%	3.17%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated July 1, 2007 is 1.05% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/07
DWS Enhanced S&P 500 Index Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class S	5.41%	14.32%	11.59%	11.14%	3.31%
S&P 500 Index+	5.70%	15.13%	12.16%	12.00%	3.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 13.96
2/28/07	$ 13.69
Distribution Information: Six Months as of 8/31/07: Income Dividends	$ .03
Capital Gain Distributions	$ .45
Class S Lipper Rankings — Large Cap Core Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	387	of	814	48
3-Year	295	of	674	44
5-Year	207	of	564	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Enhanced S&P 500 Index Fund — Class S [] S&P 500 Index+

Yearly periods ended August 31
Comparative Results as of 8/31/07
DWS Enhanced S&P 500 Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,432	$13,895	$16,957	$13,095
	Average annual total return	14.32%	11.59%	11.14%	3.31%
S&P 500 Index+	Growth of $10,000	$11,513	$14,110	$17,624	$12,934
	Average annual total return	15.13%	12.16%	12.00%	3.17%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,051.40	$ 1,048.70	$ 1,048.60	$ 1,050.50	$ 1,054.10
Expenses Paid per $1,000*	$ 6.65	$ 10.35	$ 10.09	$ 8.66	$ 5.01
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,018.65	$ 1,015.03	$ 1,015.28	$ 1,016.69	$ 1,020.26
Expenses Paid per $1,000*	$ 6.55	$ 10.18	$ 9.93	$ 8.52	$ 4.93
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Enhanced S&P 500 Index Fund	1.29%	2.01%	1.96%	1.68%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Alex Ryer, CFA, and Joseph E. Wolfe, CFA, discuss the market environment and investment results of DWS Enhanced S&P 500 Index Fund for the six-month period ended August 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the past six months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a dip in late February and early March, markets began to rise again through mid-July, then drifted lower in late July and August.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 4.70% for the six months ended August 2007.1 The Standard & Poor's 500® (S&P 500) Index returned 5.70%, and the Russell 1000® Index returned 5.10%; both of these indices measure performance of large-cap stocks.2 The Russell MidCap™ Index returned 2.36% for the period, and the small-cap Russell 2000® Index posted a return of 0.54% for the six-month period.3 Within the large-cap category, growth stocks performed better than value stocks: The return of the Russell 1000® Growth Index was 7.46%, compared with 2.76% for the Russell 1000 Value® Index. 4

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index .
3 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
4 The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Eight of the 10 sectors in the S&P 500 Index had positive returns for the six-month period. The strongest sector by far was energy, with a return above 20%. Other sectors with double-digit returns were information technology and industrials. The two sectors with negative returns were financials and consumer discretionary.

Q: How did the fund perform during this period?

A: DWS Enhanced S&P 500 Index Fund (Class A shares) produced a total return of 5.14% for the six months ended August 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was below that of its benchmark, the S&P 500 Index, which had a return of 5.70% for the period. The fund's return was also below the 5.49% return of its peers in the Lipper Large Cap Core Funds category.5

5 The Lipper Large Cap Core Funds category is a group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in the companies in which they can invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure that compares with the US diversified large-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you describe the fund's investment process?

A: We manage the fund using a proprietary computer model that is designed to help the fund outperform the S&P 500 Index over the long term. Using this model, we rank the stocks in the index based on a series of factors including fair market multiple, ratio of price to cash flow, magnitude and breadth of earnings revisions, change in long-term price momentum, and beta.6 The lowest ranking stocks are generally excluded from the portfolio, and other low-ranking stocks are underweighted.7 For example, if our model indicates a stock that makes up 1% of the S&P 500 Index is likely to underperform, we will invest less than 1% of the fund's assets in the stock.

6 The fair market multiple factor is derived from market earnings growth, debt-to-equity and return on equity relative to the stock's price-earnings ratio. Beta is a measurement of a stock's sensitivity to broad market movement.
7 Underweight means a fund holds a lower weighting in a given stock than the benchmark index. Overweight means a higher weighting than the benchmark index.

Naturally, holding an underweight position in some of the stocks in the index means we have extra cash to invest. We invest the excess cash so that the fund's fundamental characteristics are very close to the index. This means that the allocation among industries, the average market value of stocks in the portfolio, the growth and value orientation of holdings, and the risk profile are similar to those of the index.

While the computer model is the main determinant of the portfolio's deviations from the index, we also consider significant market trends and company news in making decisions regarding underweights.

Q: What investment decisions had the greatest impact on performance over the last year?

A: Since weights of most holdings are close to those in the S&P 500 Index, performance of the stocks with the largest market capitalization have a major impact on absolute performance. Stocks with smaller market capitalizations have a major effect only when their prices have strong movements up or down. Holdings that made the greatest contributions to absolute returns were ExxonMobil Corp., Apple, Inc., Chevron Corp., Intel Corp. and International Business Machines Corp. Many of the stocks that detracted from returns were in the financial sector; these include JPMorgan Chase & Co., the Goldman Sachs Group, Inc., Citigroup Inc., Countrywide Financial Corp.*, Merrill Lynch & Co., Inc. and Bear Stearns Cos.* Also negative was Wal-Mart Stores, Inc.

* As of August 31, 2007, the positions were sold.

The nature of our investment process means that approximately 90% of the difference between the fund's performance and the return of the index will result from stock selection. Because a significant focus of the model is on identifying those stocks likely to perform poorly, underweight decisions are often important to performance. This was the case over the last six months, when underweights in Yahoo!, Inc., Macy's, Inc. and Capital One Financial Corp. contributed to performance; none of these stocks were held in the portfolio as of August 31, 2007. Overweight positions that contributed to performance relative to the index included Cummins, Inc., Chipotle Mexican Grill and Goodyear Tire & Rubber Co. Decisions that detracted from performance included underweights in Cisco Systems, Inc., Amazon.com, Inc. and Schlumberger Ltd. and an overweight in Ambac Financial Group, Inc. As of August 31, 2007, Chipotle Mexican Grill and Goodyear Tire & Rubber were not in the portfolio.

Q: What changes were made in the S&P 500 Index over the last six months?

A: In order to make sure the S&P 500 Index reflects the large-capitalization market as a whole, Standard & Poor's Corporation, creator of the index, changes the stocks included in the index from time to time and also adjusts the weights of the component stocks. The portfolio is continually rebalanced to reflect these changes in the index that serves as its benchmark. As stocks are added to the index, we apply our model to determine what weight to assign; if information is inadequate for the model to be applicable, we generally adopt a market weight.

Over the six months covered by this report, 18 stocks were removed from the index and 18 new ones were added. Most of the changes were made because of mergers or acquisitions. Notable additions to the index include Kraft Foods, Inc., following the completion of its spin-off by Altria Group, Inc.; Precision Castparts Corp.; Discover Financial Services, a unit of Morgan Stanley that began trading on the New York Stock Exchange; Covidien, Ltd. and Tyco Electronics Ltd., which were spun off from Tyco International; General Growth Properties, Inc.; and Leucadia National Corp., which was moved up from the S&P MidCap™ 400 Index.8

8 The S&P 400 MidCap Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Stocks eliminated from the index include MedImmune, Inc., acquired by AstraZeneca PLC; Sanmina-SCI Corp. and PMC-Sierra, Inc., whose market values fell below the index's $4 billion requirement; and Keyspan Energy and Dollar General, both of which were acquired.

Q: Do you have other comments for shareholders?

A: We have confidence in the investment approach used in managing this fund, which combines the attributes of indexing (that is, tracking broad market performance) with sophisticated mathematical analysis of likely performance and a degree of informed judgment. We continually evaluate which of the factors in our model are most effective, always considering what adjustments might be appropriate. We believe shareholders can benefit over the long term from this efficient approach to investing in a diversified portfolio of securities.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/07	2/28/07

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/07	2/28/07

Financials	17%	24%
Information Technology	14%	13%
Industrials	13%	12%
Energy	12%	9%
Health Care	11%	11%
Consumer Staples	11%	11%
Consumer Discretionary	9%	10%
Utilities	5%	4%
Materials	4%	3%
Telecommunication Services	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2007 (19.9% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.8%
2. General Electric Co. Manufactures, distributes and markets electrical devices	2.9%
3. AT&T, Inc. Provider of communications services	2.0%
4. Microsoft Corp. Developer of computer software	1.8%
5. Procter & Gamble Co. Manufacturer of diversified consumer products	1.7%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.6%
7. Bank of America Corp. Provider of commercial banking services	1.6%
8. Johnson & Johnson Provider of health care products	1.5%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.5%
10. American International Group, Inc. Provider of insurance services	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of August 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 8.7%
Auto Components 0.3%
Johnson Controls, Inc.	2,400	271,440
Automobiles 0.5%
Ford Motor Co.	33,300	260,073
Harley-Davidson, Inc.	3,974	213,762
		473,835
Distributors 0.1%
Genuine Parts Co.	2,300	114,264
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	1,000	58,670
H&R Block, Inc.	9,604	190,543
		249,213
Hotels Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	5,300	220,480
Harrah's Entertainment, Inc.	1,100	94,347
Hilton Hotels Corp.	1,900	87,305
McDonald's Corp.	13,008	640,644
Wyndham Worldwide Corp.	900	28,710
Yum! Brands, Inc.	3,700	121,064
		1,192,550
Household Durables 0.5%
Black & Decker Corp.	1,600	138,800
Fortune Brands, Inc.	600	49,854
Harman International Industries, Inc.	200	22,678
Newell Rubbermaid, Inc.	900	23,211
Snap-on, Inc.	500	24,490
The Stanley Works	2,200	124,828
Whirlpool Corp.	1,400	134,974
		518,835
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	3,500	279,685
Leisure Equipment & Products 0.5%
Brunswick Corp.	4,500	113,175
Eastman Kodak Co.	1,400	37,338
Hasbro, Inc.	4,500	126,945
Mattel, Inc.	10,175	220,085
		497,543
Media 1.7%
CBS Corp. "B"	4,800	151,248
Comcast Corp. "A"*	4,512	117,718
Dow Jones & Co., Inc.	600	35,430
Gannett Co., Inc.	5,117	240,499
Interpublic Group of Companies, Inc.*	3,400	37,230
McGraw-Hill Companies, Inc.	2,400	121,104
Meredith Corp.	400	22,360
New York Times Co. "A"	1,300	28,574
Omnicom Group, Inc.	500	25,465
Time Warner, Inc.	2,506	47,564
Viacom, Inc. "B"*	4,700	185,462
Walt Disney Co.	20,800	698,880
		1,711,534
Multiline Retail 1.2%
Big Lots, Inc.*	4,900	145,873
J.C. Penney Co., Inc.	4,204	289,067
Kohl's Corp.*	2,300	136,390
Nordstrom, Inc.	5,400	259,740
Target Corp.	6,799	448,258
		1,279,328
Specialty Retail 1.5%
Abercrombie & Fitch Co. "A"	1,500	118,050
AutoZone, Inc.*	900	109,161
Bed Bath & Beyond, Inc.*	800	27,712
Best Buy Co., Inc.	1,700	74,715
Home Depot, Inc.	1,502	57,542
Lowe's Companies, Inc.	11,900	369,614
RadioShack Corp.	6,100	144,997
The Gap, Inc.	7,800	146,328
The Sherwin-Williams Co.	3,647	251,679
Tiffany & Co.	2,200	112,926
TJX Companies, Inc.	5,500	167,695
		1,580,419
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.*	1,600	71,248
Liz Claiborne, Inc.	1,700	58,089
NIKE, Inc. "B"	6,118	344,688
VF Corp.	2,700	215,595
		689,620
Consumer Staples 10.2%
Beverages 2.7%
Anheuser-Busch Companies, Inc.	2,764	136,542
Brown-Forman Corp. "B"	1,300	93,028
Coca-Cola Co.	19,039	1,023,917
Coca-Cola Enterprises, Inc.	2,100	50,022
Constellation Brands, Inc. "A"*	4,600	111,228
Molson Coors Brewing Co. "B"	1,400	125,244
Pepsi Bottling Group, Inc.	3,200	110,688
PepsiCo, Inc.	15,305	1,041,199
		2,691,868
Food & Staples Retailing 1.9%
Costco Wholesale Corp.	1,300	80,275
Kroger Co.	5,600	148,848
Safeway, Inc.	8,744	277,447
SUPERVALU, Inc.	2,400	101,160
Sysco Corp.	700	23,366
Wal-Mart Stores, Inc.	22,688	989,878
Walgreen Co.	6,400	288,448
		1,909,422
Food Products 2.0%
Archer-Daniels-Midland Co.	3,500	117,950
Campbell Soup Co.	6,400	241,600
ConAgra Foods, Inc.	7,300	187,683
Dean Foods Co.	800	21,488
General Mills, Inc.	5,784	323,210
H.J. Heinz Co.	6,300	284,067
Kellogg Co.	300	16,479
Kraft Foods, Inc. "A"	14,819	475,097
McCormick & Co., Inc.	1,400	50,176
Sara Lee Corp.	7,700	127,974
Tyson Foods, Inc. "A"	2,400	51,720
William Wrigley Jr. Co.	1,700	99,025
		1,996,469
Household Products 2.1%
Clorox Co.	300	17,940
Kimberly-Clark Corp.	6,106	419,421
Procter & Gamble Co.	25,787	1,684,149
		2,121,510
Personal Products 0.0%
Estee Lauder Companies, Inc. "A"	1,100	45,749
Tobacco 1.5%
Altria Group, Inc.	18,503	1,284,293
Reynolds American, Inc.	4,100	271,092
UST, Inc.	400	19,712
		1,575,097
Energy 12.2%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	300	25,158
BJ Services Co.	2,900	71,949
ENSCO International, Inc.	1,800	97,596
Halliburton Co.	4,000	138,360
Nabors Industries Ltd.*	3,600	106,524
National-Oilwell Varco, Inc.*	1,300	166,400
Noble Corp.	3,200	156,992
Rowan Companies, Inc.	1,800	67,572
Schlumberger Ltd.	8,141	785,607
Smith International, Inc.	2,700	180,927
Weatherford International Ltd.*	3,600	210,168
		2,007,253
Oil, Gas & Consumable Fuels 10.2%
Anadarko Petroleum Corp.	6,982	341,978
Apache Corp.	4,786	370,341
Chesapeake Energy Corp.	8,389	270,629
Chevron Corp.	18,600	1,632,336
ConocoPhillips	14,677	1,201,900
CONSOL Energy, Inc.	3,900	155,532
Devon Energy Corp.	5,892	443,726
El Paso Corp.	3,500	55,545
EOG Resources, Inc.	2,400	161,664
ExxonMobil Corp.	45,179	3,873,196
Hess Corp.	2,100	128,877
Marathon Oil Corp.	4,808	259,103
Murphy Oil Corp.	2,200	134,068
Occidental Petroleum Corp.	9,700	549,893
Spectra Energy Corp.	4,200	97,650
Sunoco, Inc.	3,300	241,362
Valero Energy Corp.	4,000	274,040
XTO Energy, Inc.	2,000	108,720
		10,300,560
Financials 17.2%
Capital Markets 2.9%
American Capital Strategies Ltd.	1,700	70,193
Ameriprise Financial, Inc.	3,716	226,713
Bank of New York Mellon Corp.	6,452	260,854
Charles Schwab Corp.	4,600	91,080
Federated Investors, Inc. "B"	3,900	136,929
Franklin Resources, Inc.	1,100	144,947
Janus Capital Group, Inc.	2,500	66,475
Merrill Lynch & Co., Inc.	9,017	664,553
Morgan Stanley	7,702	480,374
State Street Corp.	1,900	116,584
The Goldman Sachs Group, Inc.	4,070	716,361
		2,975,063
Commercial Banks 2.4%
BB&T Corp.	3,600	143,028
KeyCorp.	3,800	126,540
M&T Bank Corp.	500	52,940
PNC Financial Services Group, Inc.	2,300	161,851
SunTrust Banks, Inc.	5,100	401,625
Synovus Financial Corp.	6,400	176,768
Wachovia Corp.	4,365	213,798
Wells Fargo & Co.	30,967	1,131,534
		2,408,084
Consumer Finance 0.2%
American Express Co.	499	29,251
Discover Financial Services*	5,201	120,351
		149,602
Diversified Financial Services 3.5%
Bank of America Corp.	31,172	1,579,797
Citigroup, Inc.	27,153	1,272,932
JPMorgan Chase & Co.	14,844	660,855
Leucadia National Corp.	500	22,190
		3,535,774
Insurance 6.8%
ACE Ltd.	3,000	173,280
Aflac, Inc.	7,300	389,163
Allstate Corp.	7,897	432,361
Ambac Financial Group, Inc.	3,146	197,632
American International Group, Inc.	22,633	1,493,778
Aon Corp.	5,100	220,932
Assurant, Inc.	900	46,386
Chubb Corp.	6,600	337,458
Cincinnati Financial Corp.	3,020	127,263
Genworth Financial, Inc. "A"	8,500	246,330
Hartford Financial Services Group, Inc.	4,500	400,095
Lincoln National Corp.	4,816	293,198
Loews Corp.	2,000	94,020
MetLife, Inc.	7,720	494,466
Principal Financial Group, Inc.	4,668	259,027
Progressive Corp.	5,200	105,768
Prudential Financial, Inc.	5,607	503,396
Safeco Corp.	3,400	197,268
The Travelers Companies, Inc.	6,900	348,726
Torchmark Corp.	3,500	215,460
Unum Group	9,300	227,571
XL Capital Ltd. "A"	1,300	99,060
		6,902,638
Real Estate Investment Trusts 0.4%
Apartment Investment & Management Co. "A" (REIT)	4,448	198,826
Archstone-Smith Trust (REIT)	2,200	129,360
General Growth Properties, Inc. (REIT)	1,600	79,536
ProLogis (REIT)	600	36,096
		443,818
Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"*	1,500	44,280
Thrifts & Mortgage Finance 0.9%
Fannie Mae	6,500	426,465
Freddie Mac	8,031	494,790
		921,255
Health Care 11.1%
Biotechnology 0.4%
Biogen Idec, Inc.*	2,300	146,786
Genzyme Corp.*	500	31,205
Gilead Sciences, Inc.*	5,200	189,124
		367,115
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	8,507	465,843
Becton, Dickinson & Co.	2,900	223,126
C.R. Bard, Inc.	200	16,678
Covidien Ltd.*	3,800	151,354
Hospira, Inc.*	500	19,325
Medtronic, Inc.	7,500	396,300
St. Jude Medical, Inc.*	3,700	161,209
Stryker Corp.	2,200	146,960
Zimmer Holdings, Inc.*	3,200	250,656
		1,831,451
Health Care Providers & Services 2.4%
Aetna, Inc.	3,300	168,003
Cardinal Health, Inc.	500	34,190
CIGNA Corp.	2,800	144,704
Coventry Health Care, Inc.*	1,900	109,003
Express Scripts, Inc.*	1,800	98,550
Humana, Inc.*	1,500	96,135
Laboratory Corp. of America Holdings*	3,172	246,338
McKesson Corp.	2,300	131,583
Medco Health Solutions, Inc.*	1,700	145,265
Patterson Companies, Inc.*	1,300	47,814
Quest Diagnostics, Inc.	2,200	120,450
UnitedHealth Group, Inc.	13,924	696,339
WellPoint, Inc.*	4,300	346,537
		2,384,911
Health Care Technology 0.1%
IMS Health, Inc.	3,900	116,766
Life Sciences Tools & Services 0.4%
Applera Corp. — Applied Biosystems Group	1,000	31,610
PerkinElmer, Inc.	800	21,928
Thermo Fisher Scientific, Inc.*	6,642	360,196
Waters Corp.*	400	24,628
		438,362
Pharmaceuticals 6.0%
Abbott Laboratories	15,304	794,431
Barr Pharmaceuticals, Inc.*	500	25,440
Bristol-Myers Squibb Co.	14,524	423,375
Eli Lilly & Co.	5,000	286,750
Johnson & Johnson	25,208	1,557,602
King Pharmaceuticals, Inc.*	7,100	106,713
Merck & Co., Inc.	20,413	1,024,120
Mylan Laboratories, Inc.	1,900	28,690
Pfizer, Inc.	61,266	1,521,847
Schering-Plough Corp.	10,430	313,109
Watson Pharmaceuticals, Inc.*	800	23,856
		6,105,933
Industrials 12.8%
Aerospace & Defense 3.9%
Boeing Co.	5,607	542,197
General Dynamics Corp.	5,531	434,515
Goodrich Corp.	2,000	126,320
Honeywell International, Inc.	9,300	522,195
L-3 Communications Holdings, Inc.	1,300	128,063
Lockheed Martin Corp.	4,730	468,932
Northrop Grumman Corp.	5,200	409,968
Precision Castparts Corp.	900	117,279
Raytheon Co.	5,461	334,978
Rockwell Collins, Inc.	2,000	137,740
United Technologies Corp.	10,204	761,525
		3,983,712
Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	700	34,328
FedEx Corp.	1,852	203,128
United Parcel Service, Inc. "B"	6,213	471,318
		708,774
Building Products 0.1%
American Standard Companies, Inc.	2,800	103,124
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.*	10,400	132,808
Avery Dennison Corp.	1,800	107,622
Cintas Corp.	2,200	80,630
Equifax, Inc.	1,400	53,928
Pitney Bowes, Inc.	600	26,802
R.R. Donnelley & Sons Co.	3,400	121,788
Robert Half International, Inc.	900	28,746
Waste Management, Inc.	700	26,369
		578,693
Construction & Engineering 0.0%
Fluor Corp.	300	38,145
Electrical Equipment 0.7%
Cooper Industries Ltd. "A"	2,600	133,042
Emerson Electric Co.	10,100	497,223
Rockwell Automation, Inc.	400	28,184
		658,449
Industrial Conglomerates 3.8%
3M Co.	7,699	700,532
General Electric Co.	75,513	2,935,190
Textron, Inc.	400	23,336
Tyco International Ltd.	3,800	167,808
		3,826,866
Machinery 2.1%
Cummins, Inc.	2,510	297,234
Danaher Corp.	4,229	328,424
Deere & Co.	1,900	258,514
Dover Corp.	1,200	59,280
Eaton Corp.	1,600	150,752
Illinois Tool Works, Inc.	6,400	372,288
Ingersoll-Rand Co., Ltd. "A"	3,300	171,369
ITT Corp.	2,100	142,779
Parker Hannifin Corp.	2,000	214,940
Terex Corp.*	1,800	143,784
		2,139,364
Road & Rail 0.7%
CSX Corp.	7,300	299,300
Ryder System, Inc.	400	21,900
Union Pacific Corp.	3,771	420,731
		741,931
Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	2,500	229,025
Information Technology 14.0%
Communications Equipment 2.0%
Cisco Systems, Inc.*	43,152	1,377,412
Juniper Networks, Inc.*	6,300	207,396
QUALCOMM, Inc.	10,128	404,006
		1,988,814
Computers & Peripherals 4.4%
Apple, Inc.*	7,738	1,071,558
Dell, Inc.*	22,500	635,625
EMC Corp.*	15,500	304,730
Hewlett-Packard Co.	20,796	1,026,283
International Business Machines Corp.	12,113	1,413,466
NCR Corp.*	600	29,862
		4,481,524
Electronic Equipment & Instruments 0.2%
Molex, Inc.	1,000	26,150
Tektronix, Inc.	1,800	57,870
Tyco Electronics Ltd.*	3,800	132,506
		216,526
Internet Software & Services 1.1%
Google, Inc. "A"*	2,049	1,055,747
VeriSign, Inc.*	2,700	86,940
		1,142,687
IT Services 0.9%
Affiliated Computer Services, Inc. "A"*	1,900	95,057
Automatic Data Processing, Inc.	2,700	123,498
Computer Sciences Corp.*	1,900	106,305
Electronic Data Systems Corp.	6,300	144,207
Fidelity National Information Services, Inc.	2,600	123,240
First Data Corp.	2,100	69,762
Fiserv, Inc.*	2,800	130,256
Paychex, Inc.	1,400	62,202
Western Union Co.	1,800	33,894
		888,421
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	52,194	1,343,995
KLA-Tencor Corp.	900	51,723
Maxim Integrated Products, Inc.	3,000	90,030
NVIDIA Corp.*	4,900	250,684
Teradyne, Inc.*	12,000	178,680
Texas Instruments, Inc.	16,300	558,112
		2,473,224
Software 2.9%
Autodesk, Inc.*	2,700	125,064
BMC Software, Inc.*	3,900	119,418
Intuit, Inc.*	4,400	120,164
Microsoft Corp.	64,270	1,846,477
Oracle Corp.*	27,699	561,736
Symantec Corp.*	10,600	199,386
		2,972,245
Materials 4.1%
Chemicals 2.4%
Air Products & Chemicals, Inc.	1,700	153,017
Ashland, Inc.	3,352	200,416
Dow Chemical Co.	8,200	349,566
E.I. du Pont de Nemours & Co.	7,587	369,866
Eastman Chemical Co.	800	53,408
Ecolab, Inc.	500	20,830
Hercules, Inc.*	6,000	124,920
International Flavors & Fragrances, Inc.	2,700	135,621
Monsanto Co.	2,600	181,324
PPG Industries, Inc.	3,700	271,395
Praxair, Inc.	2,400	181,584
Rohm & Haas Co.	2,300	130,042
Sigma-Aldrich Corp.	5,300	237,440
		2,409,429
Containers & Packaging 0.2%
Ball Corp.	2,200	115,236
Pactiv Corp.*	4,100	119,925
		235,161
Metals & Mining 1.3%
Alcoa, Inc.	11,300	412,789
Allegheny Technologies, Inc.	2,118	210,508
Freeport-McMoRan Copper & Gold, Inc.	3,666	320,482
Newmont Mining Corp.	1,400	59,164
Nucor Corp.	600	31,740
United States Steel Corp.	2,663	251,600
		1,286,283
Paper & Forest Products 0.2%
International Paper Co.	4,300	150,973
MeadWestvaco Corp.	3,700	116,883
		267,856
Telecommunication Services 3.8%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	51,996	2,073,080
Embarq Corp.	2,766	172,654
Qwest Communications International, Inc.*	6,700	59,965
Verizon Communications, Inc.	22,158	927,977
Windstream Corp.	9,100	129,948
		3,363,624
Wireless Telecommunication Services 0.5%
ALLTEL Corp.	2,400	163,824
Sprint Nextel Corp.	18,100	342,452
		506,276
Utilities 4.4%
Electric Utilities 2.5%
American Electric Power Co., Inc.	7,092	315,452
Duke Energy Corp.	8,200	150,388
Edison International	1,900	100,149
Entergy Corp.	3,195	331,066
Exelon Corp.	4,300	303,881
FirstEnergy Corp.	5,171	317,706
FPL Group, Inc.	4,954	291,494
PPL Corp.	3,600	173,736
Progress Energy, Inc.	5,800	266,104
Southern Co.	7,653	271,605
		2,521,581
Gas Utilities 0.3%
Nicor, Inc.	4,600	191,176
Questar Corp.	1,800	89,946
		281,122
Independent Power Producers & Energy Traders 0.5%
AES Corp.*	3,100	56,141
Constellation Energy Group	3,400	281,996
TXU Corp.	2,859	192,696
		530,833
Multi-Utilities 1.1%
CenterPoint Energy, Inc.	11,400	184,908
CMS Energy Corp.	6,800	110,976
Consolidated Edison, Inc.	6,000	275,640
Dominion Resources, Inc.	1,900	161,842
DTE Energy Co.	2,400	114,744
Integrys Energy Group, Inc.	900	45,153
PG&E Corp.	500	22,250
Public Service Enterprise Group, Inc.	1,400	118,986
TECO Energy, Inc.	6,800	107,712
		1,142,211
Total Common Stocks (Cost $77,555,409)		99,847,146
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.1%
US Treasury Bill, 4.84%**, 1/17/2008 (a) (Cost $83,478)	85,000	83,723
	Shares	Value ($)

Cash Equivalents 1.4%
Cash Management QP Trust, 5.32% (b) (Cost $1,375,739)	1,375,739	1,375,739
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,014,626)+	100.0	101,306,608
Other Assets and Liabilities, Net	0.0	22,138
Net Assets	100.0	101,328,746
* Non-income producing security.
** Annualized yield at time of purchase: not a coupon rate.
+ The cost for federal income tax purposes was $80,699,093. At August 31, 2007, net unrealized appreciation for all securities based on tax cost was $20,607,515. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,619,460 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,011,945.
(a) At August 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
REIT: Real Estate Investment Trust

At August 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Mini 500 Index Futures	9/21/2007	22	1,666,430	1,624,370	(42,060)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $77,638,887)	$ 99,930,869
Investment in Cash Management QP Trust (cost $1,375,739)	1,375,739
Total investments, at value (cost $79,014,626)	101,306,608
Foreign currency, at value (cost $489)	463
Receivable for investments sold	7,618,438
Dividends receivable	202,915
Interest receivable	6,215
Receivable for Fund shares sold	55,071
Receivable for daily variation margin on open futures contracts	16,610
Other assets	35,592
Total assets	109,241,912
Liabilities
Payable for investments purchased	7,609,171
Payable for Fund shares redeemed	76,435
Accrued management fee	38,653
Other accrued expenses and payables	188,907
Total liabilities	7,913,166
Net assets, at value	$ 101,328,746
Net Assets Consist of
Undistributed net investment income	313,411
Net unrealized appreciation (depreciation) on: Investments	22,291,982
Futures	(42,060)
Foreign currency	(26)
Accumulated net realized gain (loss)	2,496,998
Paid-in capital	76,268,441
Net assets, at value	$ 101,328,746

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($33,431,581 ÷ 2,377,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.06
Maximum offering price per share (100 ÷ 94.25 of $14.06)	$ 14.92

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,104,631 ÷ 808,395 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,643,658 ÷ 627,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 13.77
Class R Net Asset Value, offering and redemption price(a) per share ($2,164,121 ÷ 155,904 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.88
Class S Net Asset Value, offering and redemption price(a) per share ($45,984,755 ÷ 3,294,717 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.96
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 977,371
Interest — Cash Management QP Trust	13,320
Interest	1,493
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	185
Total Income	992,369
Expenses: Management fee	217,293
Administration fee	52,360
Services to shareholders	128,948
Distribution service fees	149,711
Custodian fee	12,394
Auditing	30,996
Legal	4,335
Trustees' fees and expenses	3,567
Reports to shareholders	48,149
Registration fees	26,075
Other	10,873
Total expenses before expense reductions	684,701
Expense reductions	(5,987)
Total expenses after expense reductions	678,714
Net investment income (loss)	313,655
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,200,402
Futures	(45,240)
4,155,162
Change in net unrealized appreciation (depreciation) on: Investments	866,614
Futures	(18,897)
Foreign currency	(26)
847,691
Net gain (loss)	5,002,853
Net increase (decrease) in net assets resulting from operations	$ 5,316,508

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2007 (Unaudited)	Year Ended February 28, 2007
Operations: Net investment income (loss)	$ 313,655	$ 724,163
Net realized gain (loss)	4,155,162	8,168,567
Change in net unrealized appreciation (depreciation)	847,691	1,865,474
Net increase (decrease) in net assets resulting from operations	5,316,508	10,758,204
Distributions to shareholders from: Net investment income: Class A	—	(238,762)
Class B	—	(25,032)
Class C	—	(18,218)
Class R	—	(11,445)
Class AARP	—	(6,310)
Class S	(103,802)	(346,441)
Net realized gains: Class A	(1,059,054)	(979,929)
Class B	(368,202)	(343,403)
Class C	(271,509)	(231,534)
Class R	(51,872)	(55,615)
Class S	(1,445,771)	(1,157,470)
Fund share transactions: Proceeds from shares sold	7,025,275	19,256,281
Reinvestment of distributions	3,159,948	3,269,396
Cost of shares redeemed	(12,287,290)	(29,850,737)
Redemption fees	926	651
Net increase (decrease) in net assets from Fund share transactions	(2,101,141)	(7,324,409)
Increase (decrease) in net assets	(84,843)	19,636
Net assets at beginning of period	101,413,589	101,393,953
Net assets at end of period (including undistributed net investment income of $313,411 and $103,558 respectively)	$ 101,328,746	$ 101,413,589

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.79	$ 12.80	$ 12.04	$ 11.30	$ 8.38	$ 11.04
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.10[e]	.08	.09	.07	.07
Net realized and unrealized gain (loss)	.67	1.36	.76	.73	2.92	(2.68)
Total from investment operations	.72	1.46	.84	.82	2.99	(2.61)
Less distributions from: Net investment income	—	(.09)	(.08)	(.08)	(.07)	(.05)
Net realized gains	(.45)	(.38)	—	—	—	—
Total distributions	(.45)	(.47)	(.08)	(.08)	(.07)	(.05)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 14.06	$ 13.79	$ 12.80	$ 12.04	$ 11.30	$ 8.38
Total Return (%)[c]	5.14**	11.39[d,e]	6.98[d]	7.28[d]	35.70	(23.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	34	37	27	7
Ratio of expenses before expense reductions (%)	1.29*	1.35	1.36	1.27	1.04	1.01
Ratio of expenses after expense reductions (%)	1.29*	1.32	1.25	1.22	1.04	1.01
Ratio of net investment income (loss) (%)	.61*	.76[e]	.66	.84	.73	.77
Portfolio turnover rate (%)	36**	81	85	64	65	171
[a] For the six months ended August 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended February 28,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.52	$ 12.60	$ 11.89	$ 11.20	$ 8.33	$ 11.02
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.01[e]	(.01)	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	.67	1.32	.74	.71	2.90	(2.66)
Total from investment operations	.67	1.33	.73	.72	2.89	(2.67)
Less distributions from: Net investment income	—	(.03)	(.02)	(.03)	(.02)	(.02)
Net realized gains	(.45)	(.38)	—	—	—	—
Total distributions	(.45)	(.41)	(.02)	(.03)	(.02)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 13.74	$ 13.52	$ 12.60	$ 11.89	$ 11.20	$ 8.33
Total Return (%)[c]	4.87**	10.49[d,e]	6.16[d]	6.47[d]	34.64	(24.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	13	15	19	7
Ratio of expenses before expense reductions (%)	2.01*	2.10	2.10	2.00	1.84	1.82
Ratio of expenses after expense reductions (%)	2.01*	2.07	2.00	1.99	1.84	1.82
Ratio of net investment income (loss) (%)	(.11)*	.01[e]	(.09)	.07	(.07)	(.04)
Portfolio turnover rate (%)	36**	81	85	64	65	171
[a] For the six months ended August 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended February 28,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 12.63	$ 11.92	$ 11.21	$ 8.34	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.01[e]	(.01)	.01	(.01)	(.00)***
Net realized and unrealized gain (loss)	.67	1.32	.74	.73	2.90	(2.67)
Total from investment operations	.67	1.33	.73	.74	2.89	(2.67)
Less distributions from: Net investment income	—	(.03)	(.02)	(.03)	(.02)	(.02)
Net realized gains	(.45)	(.38)	—	—	—	—
Total distributions	(.45)	(.41)	(.02)	(.03)	(.02)	(.02)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 13.77	$ 13.55	$ 12.63	$ 11.92	$ 11.21	$ 8.34
Total Return (%)[c]	4.86**	10.48[d,e]	6.15[d]	6.64	34.62	(24.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8	9	13	11	3
Ratio of expenses before expense reductions (%)	1.96*	2.04	2.02	1.94	1.81	1.79
Ratio of expenses after expense reductions (%)	1.96*	2.03	1.99	1.94	1.81	1.79
Ratio of net investment income (loss) (%)	(.06)*	.05[e]	(.08)	.12	(.04)	(.01)
Portfolio turnover rate (%)	36**	81	85	64	65	171
[a] For the six months ended August 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R Years Ended February 28,	2007[a]	2007	2006	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.64	$ 12.69	$ 11.94	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.07[e]	.05	.07	.04
Net realized and unrealized gain (loss)	.67	1.33	.76	.72	.74
Total from investment operations	.69	1.40	.81	.79	.78
Less distributions from: Net investment income	—	(.07)	(.06)	(.07)	(.03)
Net realized gains	(.45)	(.38)	—	—	—
Total distributions	(.45)	(.45)	(.06)	(.07)	(.03)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 13.88	$ 13.64	$ 12.69	$ 11.94	$ 11.22
Total Return (%)	5.05**	10.93[e]	6.76[d]	7.09[d]	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	3	2	1
Ratio of expenses before expense reductions (%)	1.68*	1.57	1.60	1.52	1.02*
Ratio of expenses after expense reductions (%)	1.68*	1.57	1.51	1.46	1.02*
Ratio of net investment income (loss) (%)	.22*	.51[e]	.40	.60	1.09*
Portfolio turnover rate (%)	36**	81	85	64	65
[a] For the six months ended August 31, 2007 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended February 28,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 13.69	$ 12.70	$ 11.94	$ 11.20	$ 8.30	$ 10.94
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.14[d]	.11	.12	.10	.10
Net realized and unrealized gain (loss)	.68	1.35	.75	.73	2.89	(2.66)
Total from investment operations	.75	1.49	.86	.85	2.99	(2.56)
Less distributions from: Net investment income	(.03)	(.12)	(.10)	(.11)	(.09)	(.08)
Net realized gains	(.45)	(.38)	—	—	—	—
Total distributions	(.48)	(.50)	(.10)	(.11)	(.09)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 13.96	$ 13.69	$ 12.70	$ 11.94	$ 11.20	$ 8.30
Total Return (%)	5.41c**	11.66[c,d]	7.20[c]	7.56[c]	35.97	(23.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	46	36	38	39	30
Ratio of expenses before expense reductions (%)	1.00*	1.09	1.13	1.01	.77	.77
Ratio of expenses after expense reductions (%)	.97*	1.03	1.01	.98	.77	.77
Ratio of net investment income (loss) (%)	.93*	1.05[d]	.90	1.08	1.00	1.01
Portfolio turnover rate (%)	36**	81	85	64	65	171
[a] For the six months ended August 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Enhanced S&P 500 Index Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended August 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $37,111,089 and $46,580,432, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the six months ended August 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.415% of the Fund's average daily net assets. Pursuant to a written contract, Northern Trust Investments, N.A. ("NTI") serves as subadvisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from March 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses for Class S shares at 0.96% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses).

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended August 31, 2007, the Advisor received an Administration Fee of $52,360, of which $8,474 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended August 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 41,081	$ —	$ 13,183
Class B	12,883	—	4,444
Class C	6,317	—	2,426
Class R	1,456	—	1,456
Class S	42,575	5,932	13,928
	$ 104,312	$ 5,932	$ 35,437

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class B	$ 45,152	$ 7,155
Class C	33,152	5,482
Class R	2,116	656
	$ 80,420	$ 13,293

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annualized Effective Rate
Class A	$ 41,750	$ 6,684.24%
Class B	14,557	2,693.24%
Class C	10,899	2,088.25%
Class R	2,085	1,110.25%
	$ 69,291	$ 12,575

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2007 aggregated $1,993.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2007, the CDSC for Class B and C shares aggregated $15,273 and $208, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended August 31, 2007, DWS-SDI received $104 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,250, of which $15,284 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended August 31, 2007, the Fund's custodian fees were reduced by $55 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2007		Year Ended February 28, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	195,418	$ 2,775,458	600,782	$ 8,193,027
Class B	20,810	288,958	48,737	640,651
Class C	68,727	962,126	84,327	1,113,029
Class R	56,742	797,362	125,210	1,640,473
Class AARP*	—	—	25,827	332,091
Class S	153,098	2,201,371	540,374	7,337,010
		$ 7,025,275		$ 19,256,281
Shares issued to shareholders in reinvestment of distributions
Class A	72,497	$ 1,035,984	85,601	$ 1,192,946
Class B	23,792	332,378	24,137	331,156
Class C	16,742	234,549	15,199	208,990
Class R	2,732	38,546	4,130	56,956
Class AARP*	—	—	495	6,162
Class S	107,162	1,518,491	106,553	1,473,186
		$ 3,159,948		$ 3,269,396
Shares redeemed
Class A	(323,200)	$ (4,617,480)	(900,761)	$ (12,130,400)
Class B	(143,596)	(2,021,658)	(196,305)	(2,563,358)
Class C	(82,793)	(1,186,013)	(209,628)	(2,755,041)
Class R	(10,368)	(148,439)	(280,985)	(3,870,346)
Class AARP*	—	—	(65,773)	(832,102)
Class S	(302,086)	(4,313,700)	(574,461)	(7,699,490)
		$ (12,287,290)		$ (29,850,737)
Shares converted*
Class AARP	—	$ —	(395,003)	$ (4,899,950)
Class S	—	—	395,163	4,899,950
		$ —		$ —
Redemption fees		$ 926		$ 651
Net increase (decrease)
Class A	(55,285)	$ (805,990)	(214,378)	$ (2,744,344)
Class B	(98,994)	(1,400,322)	(123,431)	(1,591,546)
Class C	2,676	10,662	(110,102)	(1,433,012)
Class R	49,106	687,476	(151,645)	(2,172,872)
Class AARP*	—	—	(434,454)	(5,393,799)
Class S	(41,826)	(592,967)	467,629	6,011,164
		$ (2,101,141)		$ (7,324,409)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $7,795 from the Advisor for its settlement portion, which was equivalent to $0.001 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Enhanced S&P 500 Index Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007